UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2015

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Shares)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2015, Target Corporation (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the Amended and Restated Target Corporation 2011 Long-Term Incentive Plan (the “2015 Restatement”).  The full text of the 2015 Restatement is attached as hereto as Exhibit (10)JJ, and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Shareholders.

On June 10, 2015, the Company held its Annual Meeting to:  (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation; (4) approve the Amended and Restated Target Corporation 2011 Long-Term Incentive Plan; (5) vote on a shareholder proposal to adopt a policy for an independent chairman; and (6) vote on a shareholder proposal to adopt a policy prohibiting discrimination “against” or “for” persons.

At the close of business on April 13, 2015, the record date of the Annual Meeting, the Company had 639,121,710 shares of common stock issued and outstanding.  The holders of a total of 581,181,505 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal (as indicated by the borders) are set forth below:

1.                                      The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	491,921,336	95.7	22,074,421	4.3	3,010,569	64,175,179
Douglas M. Baker, Jr.	495,638,262	96.5	18,207,176	3.5	3,160,888	64,175,179
Brian C. Cornell	493,825,798	96.7	16,847,063	3.3	6,333,465	64,175,179
Calvin Darden	501,801,654	97.7	11,982,981	2.3	3,221,691	64,175,179
Henrique De Castro	507,271,160	98.7	6,558,958	1.3	3,176,208	64,175,179
Mary E. Minnick	507,460,633	98.8	6,394,975	1.2	3,150,718	64,175,179
Anne M. Mulcahy	482,866,633	94.0	31,087,507	6.0	3,052,186	64,175,179
Derica W. Rice	509,557,419	99.2	4,300,753	0.8	3,148,154	64,175,179
Kenneth L. Salazar	504,980,557	98.3	8,897,754	1.7	3,128,015	64,175,179
John G. Stumpf	494,533,000	96.3	19,212,246	3.7	3,261,080	64,175,179

2.                                      The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015:

For:	Shares	572,352,882
	%	98.5
Against:	Shares	5,667,225
	%	1.0
Abstain:	Shares	3,161,398
	%	0.5

3.                                      The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	495,384,597
	%	96.6
Against:	Shares	17,228,825
	%	3.4
Abstain:	Shares	4,392,904
Broker Non-Votes:	Shares	64,175,179

4.                                      The shareholders approved the Amended and Restated Target Corporation 2011 Long-Term Incentive Plan:

For:	Shares	491,932,980
	%	95.2
Against:	Shares	20,760,070
	%	4.0
Abstain:	Shares	4,313,276
	%	0.8
Broker Non-Votes:	Shares	64,175,179

5.                                      The shareholders did not approve a shareholder proposal to adopt a policy for an independent chairman:

For:	Shares	194,666,901
	%	37.7
Against:	Shares	317,752,104
	%	61.5
Abstain:	Shares	4,587,321
	%	0.9
Broker Non-Votes:	Shares	64,175,179

6.                                      The shareholders did not approve a shareholder proposal to adopt a policy prohibiting discrimination “against” or “for” persons:

For:	Shares	14,777,768
	%	2.9
Against:	Shares	426,125,045
	%	82.4
Abstain:	Shares	76,103,513
	%	14.7
Broker Non-Votes:	Shares	64,175,179

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

(10)JJ                Amended and Restated Target Corporation 2011 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 12, 2015	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
(10)JJ	Amended and Restated Target Corporation 2011 Long-Term Incentive Plan.	Filed Electronically